EATON VANCE GLOBAL SOVEREIGN OPPORTUNITIES FUND

(formerly EATON VANCE GLOBAL BOND FUND)

(the “Fund”)
Supplement to Summary Prospectus dated March 1, 2024

The following changes will be effective on or about December 31, 2024:

1.	The following is added under “Management”:

Investment Sub-Adviser. Morgan Stanley Investment Management Limited (“MSIM Ltd.”).

2.	The following replaces the section titled “Portfolio Managers” in “Management”:

Patrick Campbell, Managing Director of Morgan Stanley and Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since September 2021.

Hussein Khattab, Executive Director of Morgan Stanley and MSIM Ltd., has managed the Fund and the Portfolio since December 31, 2024.

Kyle Lee, Managing Director of Morgan Stanley and Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since October 2019.

Brian Shaw, Executive Director of Morgan Stanley and Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since September 2021.

Federico Sequeda, Executive Director of Morgan Stanley and Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since December 31, 2024.

Sahil Tandon, Managing Director of Morgan Stanley and MSIM Ltd., has managed the Fund and the Portfolio since December 31, 2024.

December 12, 2024	48567-00 12.12.24